UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
October 25, 2006
Central Pacific Financial Corp.
(Exact name of registrant as specified in its charter)

Hawaii (State or other jurisdiction of incorporation)	0-10777 (Commission File Number)	99-0212597 (I.R.S. Employer Identification No.)

220 South King Street, Honolulu, Hawaii (Address of principal executive offices)	96813 (Zip Code)
(808) 544-0500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 3.1
EXHIBIT 3.2

Item 1.01 Entry Into A Material Definitive Agreement.
     Directors’ Deferred Compensation Plan.
On October 25, 2006, the Board of Directors (the “Board”) of Central Pacific Financial Corp. (the “Corporation”) approved a modification to and restatement of the Central Pacific Financial Corp. Directors’ Deferred Compensation Plan (the “Plan”) to comply with Section 409A of the Internal Revenue Code (the “Code”).
Under the Plan, non-employee directors may defer their annual retainer fees, Board meeting fees, and/or committee meeting fees. Amounts deferred are payable following the earlier to occur of the director’s separation from service or an unforeseeable emergency. The Plan rules have been modified to comply with Section 409A and additional restrictions are now applicable to deferral elections and the timing and form of distributions with respect to benefits accruing on and after January 1, 2005. Among other restrictions, deferral elections now will apply only to the specific year for which the election is made. Elections will be required on an affirmative basis each year. There are further restrictions on the changes to payment elections, including the requirements that a new payment election must be made at least 12 months prior to the date of a scheduled payment, the payment must be deferred for at least 5 years, and the new payment election may not take effect until 12 months after the new election. Non-employee directors will not be able to accelerate the deferred amount, except in the event of unforeseeable emergency. The associated “rabbi trust” which accompanies the Plan has also been amended to permit notional investments in the Corporation’s common stock. All distributions of deferred amounts are in cash.
The amendments to the Plan do not affect the current fees payable to directors of the Corporation.
     Restricted Stock Grants.
On October 25, 2006, the Board approved an amendment to outstanding restricted stock grants to non-employee directors to comply with Section 409A of the Code. The amendment confirms that a director may not accelerate vesting by declining to run for an additional term as a director. It also permits vesting if a director resigns upon reaching retirement age as required by the Board’s Corporate Governance Guidelines. These restrictions will also apply to future annual restricted stock grants to non-employee directors, unless otherwise determined by the Board.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The Board of the Corporation has adopted the amendments to Articles II, III, VI, VII, VIII, IX and XI of the Bylaws of the Corporation described below (collectively, the “Amendment”). The effective date of the Amendment is October 25, 2006. The majority of these changes were made to update the Bylaws consistent with the Hawaii Business Corporations Act, as amended.

     Amendment to Article II (Stockholders)
Article II, Section 1: The first sentence of Article II, Section 1, as existing prior to the Amendment, provided that:
“The annual meeting of the stockholders shall be held at such time and place, and within four months after the close of the Corporation’s fiscal year, all as determined by the President or the Board of Directors.”
The first sentence of Section 1, as amended, deletes the requirement that the annual stockholders meeting be within four months after the close of the Corporation’s fiscal year and provides that the time and place of such meeting shall be determined by the President, Chief Executive Officer or the Board of Directors.
Article II, Section 3: Article II, Section 3, as existing prior to the Amendment, set forth provisions for calling a special stockholder meeting, and provided that such meeting “shall be held at such date, time and place as may be stated in the notice of meeting.” The amendment to Section 3 adds that, if authorized by the Board of Directors, such meeting may be held “by means of remote communication in accordance with Section 8 of this Article II.” New Section 8 of Article II is set forth below. The amendment to Section 3 further provides that, in addition to the President and the Chairman of the Board, the Chief Executive Officer may also call a special stockholder meeting.
Article II, Section 4: Article II, Section 4, as existing prior to the Amendment, (i) provided that stockholders must be notified of all stockholder meetings by written or printed notice which must be mailed to the stockholders or by a notice published in one or more newspapers in general circulation in Honolulu, and (ii) set forth the content and the time of such notices and the manner in which such notices must be given. The amendment to Section 4 adds provisions relating to meetings and notices by electronic communication as described below.
Section 4, as amended, provides that if the meeting is “to be held solely by means of remote communication” then the notice must also set forth “the means of remote communication by which stockholders may be deemed to be present in person and allowed to vote.” Section 4, as amended, also adds that the notice of a stockholder meeting may be given by electronic transmission “to the facsimile number or electronic mail address to which the stockholder has previously consented to receive notice, as noted in the books and records of the Corporation, or as otherwise permitted by law.”
Article II, Section 5: Article II, Section 5, as existing prior to the Amendment, provided for action of stockholders by written consent in lieu of voting at a meeting of stockholders.
Section 5, as amended, adds that written consent may be delivered by a stockholder or a proxy personally, by mail or by electronic transmission, “provided that any electronic transmission is received by the Corporation from a facsimile number or electronic mail address for which the stockholder has previously consented to receive notice or is otherwise delivered with information from which the Corporation may determine that the electronic transmission was transmitted by the stockholder, or as otherwise permitted by law, as amended from time to time.”

Section 5, as amended, also adds the following:
“Any copy, facsimile, or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used; provided that the copy, facsimile or other reproduction is a complete reproduction of the entire original writing.”
Article II, Section 6: Article II, Section 6, as existing prior to the Amendment, provided that: “The presence of all stockholders, in person or by proxy, at any meeting shall render the same a valid meeting, unless any stockholder shall at the opening of said meeting object to the holding of the same for noncompliance with the provisions relating to notice of meeting.”
Section 6, as amended, adds a new paragraph which permits written waiver of notice by stockholders and delivery of such signed waiver personally, by mail or by electronic transmission. The new paragraph reads in its entirety as follows:
“When notice is required to be given to any stockholder of the Corporation, a waiver thereof in writing signed by the stockholder entitled to such notice, whether before or after the time stated therein, and delivered to the Corporation personally, by mail or by electronic transmission, for inclusion in the minutes or filing with the corporate records, shall be equivalent to the giving by the Corporation of notice to such holder; provided that any waiver delivered by electronic transmission must be received by the Corporation from a facsimile number or electronic mail address for which the stockholder has previously consented to receive notice or is otherwise delivered with information from which the Corporation may determine that the electronic transmission was transmitted by the stockholder, or as otherwise permitted by law, as amended from time to time.”
Article II, Section 8: Article II, Section 8, as existing prior to the Amendment, provided that: (i) prior to a stockholder meeting, the Board of Directors will appoint one judge or three judges of election and if no such appointment takes place prior to the meeting then, at the meeting, the Chairman of the Board shall appoint one or three judges, as determined by the majority of the shares; (ii) the judge or judges so appointed will determine the number of shares outstanding, the voting power of each, the shares represented at the meeting, the existence of a quorum, the authenticity, validity, and effect of proxies, receive votes or ballots, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes, determine the result, and do such acts as may be proper to conduct the election or vote with fairness to all stockholders; and (iii) if three judges are appointed, an act by a majority shall be effective in all respects.
Section 8, as amended, deletes existing Section 8 of Article II in its entirety and replaces it with a new Section 8 which permits annual or special meetings of stockholders to be held solely by means of remote communication. New Section 8 reads in its entirety as follows:

“If authorized by the Board of Directors, a meeting of the stockholders, whether annual or special, may be held solely by means of remote communication, in which all stockholders and proxies of stockholders will be deemed present in person for purposes of the meeting and for voting. Any meeting held by means of remote communication shall be subject to guidelines and procedures adopted by the Board of Directors and subject to other requirements of law.”
Article II, Section 9: The first paragraph of Article II, Section 9, as existing prior to the Amendment, provided that:
“At all meetings, the stockholders shall be entitled to one vote for each share standing in their respective names on the books, and they may vote either in person or by proxy duly executed in writing.”
The first paragraph of Section 9, as amended, reads in its entirety as follows:
“At all meetings, the stockholders shall be entitled to one vote for each share standing in their respective names on the books, and they may vote either in person or by proxy. A stockholder may appoint a proxy to vote or otherwise act for a stockholder in the manner prescribed by law.”
Article II, Section 10: Article II, Section 10, as existing prior to the Amendment, provided that a complete list of stockholders entitled to vote at a meeting shall be prepared at least 5 days prior to such meeting. Section 10, as amended, adds the following new sentence to Section 10:
“If the Corporation determines that the list will be made available on an electronic network, the Corporation shall take reasonable steps to ensure that such information is available only to stockholders.”
Amendment to Article III (Board of Directors)
Article III, Section 2: Article III, Section 2, as existing prior to the Amendment, set forth requirements for removal of a Director by the Board of Directors for cause and without cause. Section 2, as amended, adds the following new paragraph to Section 2 relating to a Director’s resignation:
“A director may resign at any time by delivering written notice personally or by electronic transmission to the Board of Directors or to the Corporation. A resignation is effective when the notice is delivered or transmitted unless the notice specifies a later effective date.”
Article III, Section 6: Article III, Section 6, as existing prior to the Amendment, provided that a special meeting of the Board of Directors may be called by the Chairman of the Board. Section 6, as amended, provides that the Chief Executive Officer may also call a special meeting of the Board of Directors.

Article III, Section 7: Article III, Section 7, as existing prior to the Amendment, provided that notice of a special meeting of the Board of Directors must be given by telephone, telegraph, personally or by mail.
Section 7, as amended, also permits notice by electronic transmission and adds the following new paragraph to Section 7 providing for written waiver of a required notice by a Director:
“A Director may waive any required notice before or after the date and time stated in the notice. Except as provided in the next sentence, the waiver must be either in a writing, signed by the Director, or by electronic transmission by the Director, and filed with the minutes or corporate records. A Director’s attendance at or participation in a meeting waives any required notice to that Director of that meeting, unless the Director at the beginning of the meeting (or promptly upon the Director’s arrival) objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or consent to action taken at the meeting.”
Article III, Section 8: Article III, Section 8, as existing prior to the Amendment, set forth the required order of business at Board of Directors meetings. Section 8, as amended, deletes the required order of business and provides instead that the order of business shall be as “determined by the Board of Directors.”
Article III, Section 10: Article III, Section 10, as existing prior to the Amendment, provided in part as follows:
“Section 10. No director shall be entitled to any salary as such; but the Board of Directors may fix, from time to time, a reasonable fee to be paid each Director for his services in attending meetings of the Board . . .”
Section 10, as amended, changes the words “a reasonable fee” to “reasonable compensation.”
Article III, Section 12: Article III, Section 12, as existing prior to the Amendment, provided for action by the Board of Directors by written consent.
Section 12, as amended, adds the following new provision to Section 12:
“The action must be evidenced by one or more consents describing the action taken, given either in writing and signed before or after the intended effective date of the action by each Director, or by electronic transmission, and included in the minutes or filed with the corporate records reflecting the action taken. In the case of consent by electronic transmission, such transmission must set forth or be submitted with information from which it may be determined that the electronic transmission was authorized by the Director who sent the electronic transmission.”
Article III, Section 14: Article III, Section 14, as existing prior to the Amendment, provided that until the second anniversary of the effective time of the merger between the Corporation and CB Bancshares, Inc. the removal of Ronald K. Migita from the position of

Chairman of the Board required the affirmative vote of at least 80% of the Board of Directors.
The Amendment deletes Section 14 in its entirety since the two year period expired on September 15, 2006.
Amendment to Article VI (Officers)
Article VI, Section 1: Article VI, Section 1, as existing prior to the Amendment, set forth provisions regarding the various officers of the Corporation.
The Section 1, as amended, adds the following new paragraph to Section 1:
“The Board of Directors shall have the authority to appoint the Officers of the Corporation. All Officers of the Corporation shall have such authority and will perform such duties as set forth in these Bylaws or, to the extent consistent with these Bylaws, as prescribed by the Board of Directors or by direction of an Officer authorized by the Board of Directors to prescribe the duties of other Officers.”
Article VI, Section 2: Article VI, Section 2, as existing prior to the Amendment, provided as follows:
“Section 2. A Chairman of the Board of Directors may be elected by a majority of the whole Board of Directors. If so elected, he shall preside at all meetings of the Board of Directors and shall perform such other duties and have such other powers as may be delegated by the Board of Directors.”
Section 2, as amended, adds the following to Section 2:
“The Chairman will preside at all meetings of the stockholders, unless unavailable, in which case the Chief Executive Officer will preside at all meetings of the stockholders, unless unavailable, in which case the President will preside at all meetings of the stockholders, unless unavailable, in which case the person designated by the Board shall so preside.”
Article VI, Section 3: Article VI, Section 3, as existing prior to the Amendment, provided as follows:
“Section 3. The President shall preside at all meetings of stockholders, and in general shall perform such duties as are incident to his office or are prescribed by the Board. If no Chairman of the Board of Directors is elected, he shall also preside over the meetings of the Board of Directors.”
Section 3, as amended, deletes the second sentence, above, and modifies the first sentence so that amended Section 3 reads in its entirety as follows:
“Section 3. The President shall perform such duties as are incident to his office or are prescribed by the Board.”

Article VI, Section 4: Article VI, Section 4 relates to the duties of the Vice President. Prior to the Amendment, the first sentence of Section 4 provided that such duties may be prescribed by “the Chief Executive Officer, the President, the Board of Directors or the Executive Committee.” Section 4, as amended, deletes the “Executive Committee” from the first sentence of Section 4.
Prior to the Amendment, the second sentence of Section 4 provided that the Vice-Presidents “in the order directed by the Board of Directors shall perform the duties and have the powers of the President in his absence . . . .”
Section 4, as amended, provides that such order shall be directed by the Board of Directors “or the Chief Executive Officer.”
Article VI, Section 5: Article VI, Section 5 relates to the duties of the Treasurer. Prior to the Amendment, the first sentence of Section 5 provided in part that the Treasurer shall render statements of books and accounts of the Corporation “in such form and as often as required by the Board of Directors.”
Section 5, as amended, adds the Chief Executive Officer and the President as persons who can require statements of books and records from the Treasurer.
Prior to the Amendment, the third sentence of Section 5 provided that the Treasurer shall perform duties assigned to him by the President or the Board of Directors. Section 5, as amended, provides that the Treasurer shall perform the duties assigned to him by the President, the Chief Executive Officer or the Board of Directors.
Article VI, Section 6: Article VI, Section 6 relates to the duties of the Secretary. Prior to the Amendment, the last sentence of Section 6 provided in part that the Secretary shall perform “such other duties as may be prescribed from time to time by the Board, the Executive Committee, the President or the Vice Presidents.”
Section 6, as amended, revised the language to read: “such other duties as may be prescribed from time to time by the Board, the President or the Chief Executive Officer.”
Amendment to Article VII (Authority of Executive Officers)
Article VII, Section 1: Prior to the Amendment, the first sentence of Section 1 authorized certain designated officers to act on behalf of the Corporation, subject to the direction of the Board of Directors and the Executive Committee.
Section 1, as amended, adds the Chief Executive Officer to the list of officers authorized to act on behalf of the Corporation.
Prior to the Amendment, the second sentence of Section 1 authorized the designated officers to execute certain specific types of documents which may be necessary for certain identified transactions. Section 1, as amended, deletes the reference to specific documents and specific transactions and restates the second sentence of Section 1 to read as follows: “Subject to like limitation, they [i.e., the designated officers] are fully empowered to make and execute such documents and other instruments which may be necessary or desirable to effectuate the business and affairs of the Corporation.”
Article VII, Section 2: Article VII, Section 2, as existing prior to the Amendment, provided that certain executive officers shall have the power and authority to sign checks, letters of credit, and other documents and endorse checks, bills of exchange, etc. made payable to the Corporation. The Amendment deletes Article VII, Section 2 in its entirety.
Amendment to Article VIII (Voting of Stock or Business Interests By The Corporation)
Article VIII relates to the voting by designated executive officers of shares of stock or business interests held by the Corporation in entities other than the Corporation (“non-CPF Stock”). Article VIII, as existing prior to the Amendment, provided that shares of non-CPF Stock “shall be represented and voted by the President, or in the absence of the President, by the Vice President, or, in the absence of the Vice President, by the Secretary.”
Article VIII, as amended, provides that shares of non-CPF Stock “shall be represented and voted by the Chief Executive Officer, or in the absence of the Chief Executive Officer, by the President, or in the absence of the President, by a Vice President, or, in the absence of a Vice President, by the Secretary.”
Amendment to Article IX (Surety Bonds)
Article IX, as existing prior to the Amendment, required that all active officers and employees of the Corporation and any Director authorized to receive payments of money or handle negotiable instruments furnish a surety bond prior to performing their duties. The Amendment deletes Article IX in its entirety.
Amendment to Article XI (Capital Stock)
Article XI, Section 1: Article XI, Section 1, as existing prior to the Amendment, provided for the issuance of only certificated shares of stock. Section 1, as amended, permits the issuance of uncertificated shares of stock and provides: “The Board of Directors may authorize the issuance of some or all of the shares of any or all of its classes or series without certificates as provided by law.”
Article XI, Section 3: Article XI, Section 3, as existing prior to the Amendment, provided that the Board of Directors may issue new certificates to replace lost, mutilated or destroyed certificates upon receipt of a bond of indemnification. Section 3, as amended, does not require action by the Board of Directors for the issuance of such replacement certificates.

Item 9.01 Financial Statements and Exhibits.
     (c) The following Exhibits are filed herewith :

Exhibit	Description

3.1	Amendment to Bylaws adopted October 25, 2006

3.2	Central Pacific Financial Corp. Bylaws (as amended through October 25, 2006)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Pacific Financial Corp. (Registrant)
Date: October 30, 2006

/s/ CLINT ARNOLDUS
Clint Arnoldus
Chief Executive Officer

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED OCTOBER 25, 2006

Exhibit	Description

3.1	Amendment to Bylaws adopted October 25, 2006

3.2	Central Pacific Financial Corp. Bylaws (as amended through October 25, 2006)